THE ADVISORS' INNER CIRCLE FUND II
                      THE HANCOCK HORIZON FAMILY OF FUNDS

                               AMENDED SCHEDULE A
                            AS AMENDED MAY 19, 2015
                                       TO
                  SHAREHOLDER SERVICES PLAN DATED MAY 31, 2000


                Portfolio                Class of Shares                Fees
--------------------------------------------------------------------------------
Government Money Market Fund                      A                    0.25%
                                 -----------------------------------------------
                                            Institutional              0.25%
                                               Sweep
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Core Bond Fund                                    A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Value Fund                                        A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Growth Fund                                       A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                         A                    0.25%
                                 -----------------------------------------------
                                                  D                    0.25%
--------------------------------------------------------------------------------
Diversified International Fund                    A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Quantitative Long/Short Fund                      A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                    A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                  A                    0.25%
                                 ------------------------ ------------- ----
                                                  C                    0.25%
--------------------------------------------------------------------------------
Diversified Income Fund                           A                    0.25%
                                 ------------------------ ------------- ----
                                                  C                    0.25%
--------------------------------------------------------------------------------
U.S. Small Cap Fund                               A                    0.25%
                                 ------------------------ ------------- ----
                                                  C                    0.25%
--------------------------------------------------------------------------------
Dynamic Asset Allocation Fund                     A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
International Small Cap Fund                      A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------
Microcap Fund                                     A                    0.25%
                                 -----------------------------------------------
                                                  C                    0.25%
--------------------------------------------------------------------------------


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